Dividends	12 Months Ended
Mar. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Dividends
Dividends

Interim dividends are recognised when they become payable to the Company’s shareholders. Final dividends are recognised when they are approved by shareholders.

	2019			2018			2017
	Pence per share	Cash dividend paid £m	Scrip dividend £m	Pence per share	Cash dividend paid £m	Scrip dividend £m	Pence per share	Cash dividend paid £m	Scrip dividend £m
Interim dividend in respect of the current year	16.08	450	94	15.49	346	176	15.17	540	32
Special dividend	—	—	—	84.375	3,171	—	—	—	—
Final dividend in respect of the prior year	30.44	710	319	29.10	970	33	28.34	923	151
	46.52	1,160	413	128.965	4,487	209	43.51	1,463	183

The Directors are proposing a final dividend for the year ended 31 March 2019 of 31.26p per share that will absorb approximately £1,066 million of shareholders’ equity (assuming all amounts are settled in cash). It will be paid on 14 August 2019 to shareholders who are on the register of members at 31 May 2019 (subject to shareholders’ approval at the AGM). A scrip dividend will be offered as an alternative.
Following completion of the sale of the majority interest in UK Gas Distribution, the Company paid a special dividend on 2 June 2017 of 84.375p per existing ordinary share ($5.4224 per existing American Depositary Share). This returned £3,171 million to shareholders. No scrip dividend was offered as an alternative.